SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported)	October 24, 2008
MRU Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
001-33073	33-0954381
(Commission File Number)	(I.R.S. Employer Identification No.)
590 Madison Avenue, 13th Floor New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)
(212) 398-1780
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

7.01 Regulation FD Disclosure.

Certain slides that MRU Holdings, Inc. (the “Company”) expects to use at investor conferences are attached to this Current Report as Exhibit 99.1 and incorporated herein solely for purposes of this Item 7.01 disclosure.

The information furnished pursuant to this “Item 7.01 Regulation FD Disclosure” (the “Regulation FD Disclosure”) including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section and shall not be deemed to be incorporated by reference into any of our filings under the Securities Act of 1933, as amended or the Exchange Act, regardless of any general incorporation language in such filing. The Regulation FD Disclosure will not be deemed an admission as to the materiality of any information in this Regulation FD Disclosure that is required to be disclosed solely by Regulation FD.

8.01  Other Events.

Proposed Offering

In connection with a proposed private offering previously announced on September 8, 2008, the Company has entered into certain agreements described below. These agreements will terminate under certain conditions, including if the proposed offering has not closed by November 30, 2008.

October 24, 2008 Exchange Agreement

On October 24, 2008, the Company entered into an Agreement, Consent and Waiver (the “Exchange Agreement”) with the holders of Series B-2 Convertible Preferred Stock (the “Series B-2 Preferred”). Pursuant to the Exchange Agreement, among other things, the holders of the Series B-2 Preferred agreed that, to the extent the Company issues convertible senior notes (the “Notes”), all outstanding shares of Series B-2 Preferred will be exchanged for the Notes simultaneously with the issuance of the Notes in an amount which equals the sum of (a) any and all accrued and unpaid dividends on the Series B-2 Preferred and (b) the aggregate Series B-2 Original Issue Price, defined in the Company’s Certificate of Designation of Series B-2 Preferred as a purchase price equal to $2.25 per share.

Series B Preferred Conversion Agreement and Series B Warrant Exercises

On October 24, 2008, the Company entered into agreements with the holders of a majority (the “Majority Holders”) of our Series B Convertible Preferred Stock (the “Series B Preferred”), pursuant to which, among other things, the Majority Holders have agreed:

•
that no outstanding warrants to purchase shares of Series B Preferred (“Series B Warrants”) may be exercised by the Majority Holders, unless the only holder of Series B Preferred and Series B Warrants that has not signed an agreement to refrain from exercising its Series B Warrant (the “Series B Minority Holder”) exercises its Series B Warrant, in which case, the Majority Holders may exercise their Series B Warrants, but only up to an amount proportional to the amount of the Series B Warrant exercised by the Series Minority Holder;

•	to convert their shares of Series B Preferred into Common Stock; and

•
as the Majority Holders of the Series B Preferred, to cause the conversion of all outstanding shares of Series B Preferred into shares of the Company’s common stock on February 17, 2009 (the first business day after all the Series B Warrants expire), to the extent such shares of Series B Preferred have not been converted into common stock pursuant to an agreement.

Voting Agreements

In addition, holders of approximately 31.13% of our voting stock have agreed to vote for certain corporate actions necessary to effectuate the proposed offering. To the extent the Company issues the Notes, this percentage will increase due to anti-dilution adjustments made to the Series B Preferred, which vote on an as-converted basis.

Private Placement

The securities to be sold in the private offering will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) or the securities laws of any other jurisdiction and may not be offered or sold in the United States or to or for the benefit of U.S. persons unless so registered except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable securities laws in such other jurisdictions.

The description above is being disclosed pursuant to Rule 135c under the Securities Act and shall not constitute an offer to sell or the solicitation of an offer to buy any of these securities, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Warrants

The Company is hereby filing warrants pursuant to Item 601(b)(4) of Regulation S-K.

On February 13, 2006, the Company granted the following Series B Warrants, each at a purchase price per share of $3.80 and each of which expires on February 13, 2009:

•	Warrant No. B1 for 1,258,776 shares of Series B Preferred;

•	Warrant No. B2 for 24,119 shares of Series B Preferred;

•	Warrant No. B3 for 117,108 shares of Series B Preferred;

•	Warrant No. B4 for 109,942 shares of Series B Preferred;

•	Warrant No. B5 for 555,921 shares of Series B Preferred;

•	Warrant No. B6 for 19,839 shares of Series B Preferred; and

•	Warrant No. B7 for 52,453 shares of Series B Preferred.

On May 8, 2006, the Company granted the following Series B Warrants, both at a purchase price of $3.80 per share and both of which expire on February 13, 2009:

•	Warrant No. B8 for 213,816 shares of Series B Preferred; and

•	Warrant No. B9 for 128,290 shares of Series B Preferred.

The foregoing description is qualified in its entirety by reference to the Series B Warrants, which are attached as Exhibits 4.1 through 4.9 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Warrant No. B1 - Series B Convertible Preferred Stock
4.2	Warrant No. B2 - Series B Convertible Preferred Stock
4.3	Warrant No. B3 - Series B Convertible Preferred Stock
4.4	Warrant No. B4 - Series B Convertible Preferred Stock
4.5	Warrant No. B5 - Series B Convertible Preferred Stock
4.6	Warrant No. B6 - Series B Convertible Preferred Stock
4.7	Warrant No. B7 - Series B Convertible Preferred Stock
4.8	Warrant No. B8 - Series B Convertible Preferred Stock
4.9	Warrant No. B9 - Series B Convertible Preferred Stock
99.1	MRU Holdings, Inc. investor presentation slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MRU HOLDINGS, INC.

October 24, 2008	By:	/s/ Yariv Katz
Name: Yariv Katz
Title: Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

4.1	Warrant No. B1 - Series B Convertible Preferred Stock
4.2	Warrant No. B2 - Series B Convertible Preferred Stock
4.3	Warrant No. B3 - Series B Convertible Preferred Stock
4.4	Warrant No. B4 - Series B Convertible Preferred Stock
4.5	Warrant No. B5 - Series B Convertible Preferred Stock
4.6	Warrant No. B6 - Series B Convertible Preferred Stock
4.7	Warrant No. B7 - Series B Convertible Preferred Stock
4.8	Warrant No. B8 - Series B Convertible Preferred Stock
4.9	Warrant No. B9 - Series B Convertible Preferred Stock
99.1	MRU Holdings, Inc. investor presentation slides